EXHIBIT 10.11

MONACO COACH CORPORATION

IRREVOCABLE ELECTION UNDER DIRECTOR STOCK PLAN

FISCAL YEAR

Complete this form if you want to receive a portion of the value of your cash retainer to be earned in fiscal year              (the “Retainer”) for serving as a member of the Board of Directors of Monaco Coach Corporation (the “Company”) in the form of either an option (“Retainer Stock Option”) to purchase the Company’s common stock (“Common Stock”) or a Common Stock payment (“Common Stock Payment”). The terms of Retainer Stock Options and Common Stock Payments will be determined in accordance with the provisions of the Company’s Director Stock Plan (the “Plan”). A copy of the Plan is attached hereto as Exhibit A. You should read the Plan before deciding whether or not to make an election under the Plan.

Name of Director:

Important   -   This form must be completed, signed and delivered to the Company no later than                                     .

ELECTION FOR FISCAL YEAR 2006

I elect to receive              % (Must be an increment of 10% and percentage must be between 10% and 50%) of my Retainer in the form of a:

(Choose one)

☐ Common Stock Payments	☐ Retainer Stock Option

Once you make your election, it is irrevocable for fiscal year                . The election applies only to your compensation for fiscal year              . You will need to make additional elections in the future if you would like to receive Common Stock Payments or Retainer Stock Options in other years.

If you elect to receive a Retainer Stock Option, it will be issued to you on                                 . If you elect to receive Common Stock Payments, the Company will issue them to you on                           ,                           ,                            and                           . The terms of Retainer Stock Options and Common Stock Payments are determined in accordance with the provisions of the Plan. Each award of a Common Stock Payment or a Retainer Stock Option will be evidenced by an agreement to be executed by the Company and the participating director.

Signed:	Date:

Return this form to: Monaco Coach Corporation, 91320 Coburg Industrial Way, Coburg, OR  97408

EXHIBIT A

DIRECTOR STOCK PLAN